SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 9, 2003 (Date of report)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events

On May 8, 2003, First Place Financial Corp. (“First Place”) issued a news release announcing the addition of mortgage loan production offices in Cincinnati and Toledo, Ohio and two mortgage lending officers in Summit County, Ohio. The information contained in the news release, which is attached as Exhibit 99 to this Form 8-K, is incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

c) Exhibits.

Exhibit No.	Description
99	Press release of First Place Financial Corp. dated May 8, 2003, announcing the addition of mortgage loan production offices in Cincinnati and Toledo, Ohio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: May 9, 2003	By:	/s/ STEVEN R. LEWIS
Steven R. Lewis, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99	Press release of First Place Financial Corp. dated May 8, 2003, announcing the addition of mortgage loan production offices in Cincinnati and Toledo, Ohio.

Exhibit 99